EXHIBIT 99.2
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                               EXCHANGE AGREEMENT


         THIS EXCHANGE AGREEMENT ("Agreement") is made and entered into as of December __, 2000 by and among by and among ON Technology Corporation, a Delaware corporation (the "Company") and Marshall Capital Management, Inc. ("Marshall").

         The Company and Marshall are parties to that certain Securities Purchase Agreement, dated as of December 29, 1999 (the "Stock Purchase Agreement"). The Company and Marshall desire to exchange the Series I Warrant, dated as of December 29, 1999, issued to Marshall pursuant to the Stock Purchase Agreement ("Series I Warrant") for a new Warrant in the form attached hereto as ANNEX A (the "Exchange Warrant"), providing for the right to purchase up to 1,400,000 shares of the Company's common stock, $0.01 par value (the "Common Stock") for a purchase price of $0.01 per share, and a Promissory Note in the form attached hereto as ANNEX B in the amount of $500,000 (the "Note"). The Company and Marshall also desire to amend the Registration Rights Agreement, dated as of December 29, 1999, between the Company and Marshall ("Registration Rights Agreement") in accordance with the terms hereof.

         The exchange contemplated hereby is being effected in reliance on the exemption from securities registration afforded by the provisions of Section 3(a)(9) of the Securities Act of 1933, as amended.

         In consideration of the mutual promises and agreements of the parties hereto, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         1. DEFINED TERMS. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Stock Purchase Agreement.

         2. EXCHANGE. Immediately upon the execution of this Agreement the Company shall execute and deliver to Marshall the Exchange Warrant and the Note and immediately upon receipt of the Exchange Warrant and the Note Marshall shall deliver the Series I Warrant to the Company for cancellation.

         3. REPRESENTATIONS AND WARRANTIES. The Company hereby represents and warrants to Marshall that:

         3.1 AUTHORIZATION; CONSENTS. The Company has the requisite corporate power and authority to enter into and perform its obligations under (i) this Agreement, the Exchange Warrant, the Note and the Registration Rights Agreement, as amended hereby (together, the "Transaction Documents"), and to issue and deliver shares of Common Stock in accordance with the terms of the Exchange Warrant. All corporate action on the part of the Company by its officers,



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directors and stockholders necessary for the authorization, execution and delivery of, and the performance by the Company of its obligations under, the Transaction Documents has been taken, and no further consent or authorization of the Company, its Board of Directors, its stockholders, any governmental agency or organization (other than such approval as may be required under the Securities Act and applicable state securities laws in respect of the Registration Rights Agreement), or any other person or entity is required (pursuant to any rule of the Nasdaq National Market, or otherwise). The Company has provided notice of the transaction contemplated by the Transaction Documents to Nasdaq, but such notice was not provided 15 days prior to the date hereof. Therefore, if Nasdaq Rule 4310(c)(17) applies to this transaction, the notice was not timely under Rule 4310(c)(17). The Company agrees to use its best efforts to obtain a waiver of the 15-day notice requirement under Rule 4310(c)(17).

         3.2 ENFORCEMENT. Each of the Transaction Documents constitutes a valid and legally binding obligation of the Company, enforceable in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency or other laws affecting creditors' rights generally and to general principles of equity (regardless of whether enforcement is sought in a proceeding at law or in equity) or public policy.

         3.3 CAPITALIZATION. No event has occurred which required or requires (or would permit) adjustment of the exercise price or of the number of shares issuable under the Series I Warrant.

         3.4 VALID ISSUANCE. The shares issuable under the Exchange Warrant ("New Warrant Shares") are duly authorized and reserved for issuance and when issued, sold and delivered in accordance with the terms of the Exchange Warrant, the shares of Common Stock to be issued thereunder will be duly and validly issued, fully paid and nonassessable, free and clear of any taxes, liens, claims, preemptive or similar rights or encumbrances imposed by or through the Company (collectively, "Encumbrances").

         3.5 NO DEFAULT. Neither the Company nor any of its subsidiaries is in breach of any agreement to which it is a party or by which it is bound where such breach could reasonably be expected to have a material adverse effect on
(i) the consolidated business, operations, properties, financial condition, prospects or results of operations of the Company and its subsidiaries taken as a whole, (ii) the transactions contemplated by the Transaction Documents or
(iii) the ability of the Company to perform its obligations under the Transaction Documents (collectively, a "Material Adverse Effect").

         3.6 NO CONFLICT WITH OTHER INSTRUMENTS. Neither the Company nor any of its subsidiaries is in violation of any provisions of its charter, bylaws or any other governing document as amended and in effect on and as of the date hereof or of any provision of any Federal, state or foreign judgment, writ, decree, order, statute,













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rule or governmental regulation applicable to the Company, which violation could reasonably be expected to have a Material Adverse Effect. The (i) execution, delivery and performance of the Transaction Documents, and (ii) consummation of the transactions contemplated hereby and thereby (including without limitation, the reservation for issuance and issuance of the New Warrant Shares) will not, in any such case, result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either a default under any provision of any instrument or contract to which the Company is a party or by which it is bound or any provision of any Federal, state or foreign judgment, writ, decree, order, statute, rule or governmental regulation applicable to the Company or an event which results in the creation of any lien, charge or encumbrance upon any assets of the Company or of any of its subsidiaries or the triggering of any preemptive or anti-dilution rights or rights of first refusal or first offer, or any similar rights (whether pursuant to a "poison pill" provision or otherwise) on the part of holders of the Company's securities.

         3.7 REPORTING COMPANY; FORM S-3. The Company is subject to the reporting requirements of the Exchange Act, has a class of securities registered under Section 12 of the Exchange Act, and has timely filed all reports required thereby. The Company is currently eligible to register the New Warrant Shares for resale by CC on a registration statement on Form S-3 under the Securities Act. To the Company's knowledge, except as described on Schedule 3.7 attached hereto and hereby made a part hereof, there exist no facts or circumstances (including without limitation any required approvals or waivers of any circumstances that may delay or prevent the obtaining of accountant's consents) that would prohibit or delay the preparation and filing of a registration statement on Form S-3 with respect to the Registrable Securities (as defined in the Registration Rights Agreement, as amended hereby).

         3.8 LISTING ON NASDAQ. The Common Stock is listed on the Nasdaq National Market, and trading in the Common Stock on such market has not been suspended. The Company is, to its knowledge, in full compliance with the continued listing criteria of the Nasdaq National Market, and, except as described on Schedule 3.7 attached hereto and hereby made a part hereof, does not reasonably anticipate that the Common Stock will lose its listing on the Nasdaq National Market, whether by reason of the transactions contemplated by the Transaction Documents, or otherwise and is not aware of any inquiry by or received any notice from the Nasdaq National Market regarding any failure or alleged failure by the Company to comply with such criteria.

         3.9 FEES. The Company is not obligated to pay any compensation or other fee, cost or related expenditure to any underwriter, broker, agent or other representative or entity in connection with the transactions contemplated hereby. The Company will indemnify and hold harmless CC from and against any claim by any person or entity alleging that CC is obligated to pay any such compensation, fee, cost or related expenditure in connection with the transactions contemplated hereby.












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         3.10 SURVIVAL. The representations and warranties made by the Company in this Section 3 shall survive the closing of the transactions contemplated by this Agreement and other Transaction Documents notwithstanding any due diligence investigations made by or on behalf of Marshall.

         4. REGISTRABLE SECURITIES. Without any implication that the contrary would otherwise be the case, the Company and Marshall hereby acknowledge that all shares of Common Stock issuable under the Exchange Warrant shall constitute "Shares" and "Registrable Securities" for all purposes of the Registration Rights Agreement and the Stock Purchase Agreement, it being understood that article III and Sections 4.2 and 4.7 of the Stock Purchase Agreement shall not apply to this Agreement or the transactions contemplated hereby and no event occurring pursuant to this Agreement or the transactions contemplated hereby shall constitute a Closing Date or Effective Date under Section 4.5 of the Stock Purchase Agreement. Marshall shall be deemed an Initial Purchaser of such Shares for purposes of and as that term is used in the Registration Rights Agreement. It is understood and agreed that the representation and warranty in Section 2.5 of the Registration Rights Agreement as to meeting the requirements to use Form S-3 is superseded for the purposes of this Agreement and the transactions contemplated hereby by the representations and warranties as to that matter contained in Section 3.7 of this Agreement.

         5. CURRENT REPORT ON FORM 8-K; CURRENT REGISTRATION STATEMENT. The Company agrees to file a Current Report on Form 8-K disclosing this Amendment and the transactions contemplated hereby with the SEC no later than five days after date of this Agreement. Such Form 8-K shall contain as exhibits this Agreement, the New Warrant, the Note and the corresponding documentation with respect to the other holder(s) of Series 1 Warrants. The Company agrees to use its best efforts to take all actions reasonably required to cause Registration Statement 333-95333 to be available for sale of shares covered thereby at the earliest practicable date.

         6.   MANDATORY REGISTRATION.

                  (a) The Company shall prepare and file as soon as practicable but in any event on or prior to twenty (20) business days after the date of execution of this Agreement by all parties hereto and of agreements on similar terms with all other holder(s) of Series 1 Warrants hereof (the "Filing Date") with the SEC a Registration Statement on Form S-3 covering the resale of all of the Registrable Securities not covered by existing registration statement 333-95333 (including, without limitation, those issuable upon exercise of the Exchange Warrant) in a secondary


















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         offering by Purchasers (as defined in the Registration Rights
         Agreement), provided that each Purchaser shall have provided timely to the Company all information needed for the Registration Statement regarding it and its plan of distribution. The Registration Statement (and each amendment or supplement thereto, and each request for acceleration of effectiveness thereof) shall be provided to (and subject to the approval of (which approval shall not be unreasonably withheld or denied)) each Initial Purchaser and its counsel at least three (3) days prior to its filing or other submission. If the initial Purchasers and their counsel do not provide such approval comments reflecting such changes as they require for such approval by the end of the second business day after being provided such documents, the Registration Deadline (as set forth in Section 6(b) below shall be extended for the number of days by which the time period between the providing of such documents and the receipt of approval or such comments exceeds the period ending at the end of the second business day after the documents are so provided. A filing which is timely hereunder shall be deemed to be a timely filing with respect to the Filing Date under Section 2.1 of the Registration Rights Agreement resulting from the transactions contemplated by this Agreement.

                  (b) The Company shall cause the Registration Statement filed pursuant to the preceding Section 6(a) (the "Registration Statement") to become effective as soon as practicable, but in no event later than the ninetieth (90th) day after the Filing Date. If the Registration Statement is not declared effective by the SEC on or before the ninetieth (90th) day after the Filing Date (such date, the "Registration Deadline" and such failure a "Registration Failure") or if after such Registration Statement has been declared effective by the SEC, sales of all the Registrable Securities, including without limitation all New Warrant Shares, cannot be made pursuant to the Registration Statement within two years after its effective date (by reason of a stop order or the Company's failure to update the Registration Statement or any other reason outside the sole control of the Purchasers) (a "Registration Suspension"), then the Company will make payments to Marshall in such amounts and at such times as shall be determined pursuant to this Section 6(b) as partial relief for the damages to Marshall by reason of any such delay in or reduction of its ability to sell the Registrable Securities (which remedy shall not be exclusive of any other remedies available at law or in equity except that it is exclusive of those otherwise provided under Section 2.3 of the Registration Rights Agreement). In the event of a Registration Failure, the Company shall pay to Marshall an amount equal to (A) $5,000 TIMES (B) the number of days of the first month following the Registration Deadline (prorated per day for a partial month), plus (C) $10,000 TIMES (D) the number of days of the any month following the first month after the Registration Deadline (prorated per day for partial months) prior to the date the Registration Statement filed pursuant to Section 6(a) is declared effective by the SEC. In addition,













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         in the event of a Registration Suspension, the Company shall pay to the
         Purchasers an amount equal to (E) $7,500 TIMES (F) the number of months (prorated per day for partial months) from (x) the date on which sales of all the Registrable Securities first cannot be made to (y) the date on which sales of all the Registrable Securities can again be made. Amounts to be paid pursuant to this Section 6(b) shall be paid in cash within five (5) days after the end of each period that gives rise to such obligation, provided that, if any such period extends for more than thirty (30) days, payments shall be made for each such thirty (30) day period within five (5) days after the end of such thirty (30) day period.

         7. EXERCISE OF EXCHANGE WARRANT. Subject to the limitation on the exercise provided in Section 8f. of the Exchange Warrant, Marshall hereby agrees to exercise its rights to purchase to the extent of 358,460 shares of Common Stock under the Exchange Warrant on the fifth day after it receives the Exchange Warrant and to exercise its rights to purchase to the extent of an additional 36,939 shares of Common Stock under the Exchange Warrant on the eighth day after it receives the Exchange Warrant.

         8. OPINION OF COUNSEL. Immediately upon the execution and delivery of this Agreement by the Company and Marshall, Epstein, Becker & Green, P.C. shall provide to Marshall its opinion in the form attached hereto as ANNEX C.

         9. GENERAL RELEASE. Immediately upon the execution and delivery of this Agreement by the Company and Marshall, the Company and Marshall shall execute and deliver to each other the Mutual General Release in the form attached hereto as ANNEX D.

         10. MOST FAVORED NATION. The transactions contemplated hereby are conditioned on evidence satisfactory to Marshall that the Company has entered in arrangements with the other Purchaser(s) under the Securities Purchase Agreement no more favorable to such Purchaser(s) than those terms expressed herein and if any different terms are offered to other Purchasers, Marshall shall have the option of voiding this Amendment AB INITIO, proceeding on the terms contained herein or revising the terms of this Agreement and the transactions contemplated hereby to include any such terms it deems more favorable than those set forth herein.

         IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first above written.


ON TECHNOLOGY CORPORATION

By:
    -----------------------------
Its:
    -----------------------------


MARSHALL CAPITAL MANAGEMENT, INC.

By:
    -----------------------------
Its:
    -----------------------------


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                                  SCHEDULE 3.7



         At December 13, 2000 the closing price of the Company's Common Stock on the Nasdaq National Market was below $1.00 for the 17th consecutive day. If the closing price remains below $1.00 for the next 13 trading days, the Company anticipates that it will be notified by Nasdaq that it failed to meet the minimum bid price for continued listing on Nasdaq under Nasdaq Rule 4310(4).

         If the Company's Common Stock ceases to be listed on Nasdaq, absent listing on another exchange or quotation on another automated quotation system of a national securities association the resale of the Company's Common Stock by CC will no longer satisfy the transaction requirement set forth in General Instruction I.B.3. as to the filing of a registration statement for such resales on Form S-3.







































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